EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002
     In connection with the quarterly report on Form 10-Q of Odyssey Re Holdings Corp. (the “Company”) containing the financial statements of the Company for the fiscal quarter ended June 30, 2010 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Jan Christiansen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jan Christiansen
Jan Christiansen
Executive Vice President and Chief Financial Officer

August 4, 2010
     A signed original of this written statement required by Section 906 has been provided to Odyssey Re Holdings Corp. and will be retained by Odyssey Re Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.